UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

PROVIDENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39860	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 11C/D, Kimley Commercial Building
142 – 146 Queen’s Road Central
Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 2467 0338

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PAQC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PAQCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PAQCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 25, 2022, Provident Acquisition Corp., a Cayman Islands exempted company with limited liability (“Provident”), held an extraordinary general meeting (the “Extraordinary General Meeting”). There were 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares of Provident outstanding as of September 14, 2022, the record date for the Extraordinary General Meeting. At the Extraordinary General Meeting, the holders of 16,629,217 Class A ordinary shares and 5,750,000 Class B ordinary shares were represented in person or by proxy, representing approximately 77.8% of the total ordinary shares of Provident, which constituted a quorum.

Set forth below are the proposals voted upon at the Extraordinary General Meeting, which are described in more detail in the definitive proxy statement/prospectus filed with the Securities Exchange Commission on September 30, 2022 (the “Proxy Statement/Prospectus”), and the final voting results.

1.     Proposal 1. The Business Combination Proposal.   To consider and vote upon, as an ordinary resolution, that the Agreement and Plan of Merger, dated as of March 3, 2022, by and among Provident, Perfect Corp., a Cayman Islands exempted company with limited liability (“Perfect”), Beauty Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 1”), and Fashion Corp., a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of Perfect (the “Merger Sub 2”), as it may be amended and/or restated from time to time, including by the First Amendment to Agreement and Plan of Merger, dated as of September 16, 2022, by and among Provident, Perfect, Merger Sub 1 and Merger Sub 2 (the “Business Combination Agreement”), copies of which are attached to the Proxy Statement/Prospectus as Annex A and Annex A-1, and the transactions contemplated thereunder (the “Business Combination”) including the mergers whereby Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly owned subsidiary of Perfect (the “First Merger Surviving Company”), and immediately thereafter and as part of the same overall transaction, the First Merger Surviving Company will merge with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of Perfect, be approved and authorized in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,113,102	1,698,043	568,072	0

2.     Proposal 2. The Merger Proposal.   To consider and vote upon, as a special resolution, that the First Plan of Merger, a copy of which is attached to the Proxy Statement/Prospectus as Annex C and have been produced and made available for inspection at the Extraordinary General Meeting, and any and all transactions provided for in the First Plan of Merger, including, without limitation (a) the First Merger, (b) from the effective time of the First Merger (the “First Merger Effective Time”), the amendment and restatement of the existing memorandum and articles of association of Provident by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of Provident (as the First Merger Surviving Company) in the form attached as Appendix II to the First Plan of Merger, being the memorandum and articles of association of Merger Sub 1, and (c) at the First Merger Effective Time, (i) the redesignation of all authorized shares of Provident (as the First Merger Surviving Company) as ordinary shares, such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000,000 ordinary shares of a par value of $0.0001 each (the “First Merger Surviving Company Share Redesignation”), (ii) upon the First Merger Surviving Company Share Redesignation becoming effective, the consolidation of the authorized share capital of the First Merger Surviving Company such that the authorized share capital of the First Merger Surviving Company will become $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each (the “First Merger Surviving Company Share Consolidation”), and (iii) upon the First Merger Surviving Company Share Consolidation becoming effective, the increase of authorized share capital of the First Merger Surviving Company from $22,100 divided into 221,000 ordinary shares of a par value of $0.10 each to $50,000 divided into 500,000 ordinary shares of a par value of $0.10 each, be approved and authorized in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,113,102	1,698,043	568,072	0

3.     Proposal 3. The Share Issuance Proposal.   To consider and vote upon, as an ordinary resolution, that for purposes of complying with applicable listing rules of the Nasdaq Capital Market, the issuance of 20% or more of issued and outstanding ordinary shares of Provident in connection with the Business Combination and related financing, be approved and authorized in all respects.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,000,841	2,810,304	568,072	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to the shareholders.

Item 7.01. Regulation FD Disclosure.

On October 25, 2022, Provident and Perfect issued a press release announcing the approval of the Business Combination and other related proposals by Provident’s shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Provident under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01. Other Events.

Based on the results of the Extraordinary General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the Business Combination and other transactions contemplated by the Business Combination Agreement are expected to be consummated on October 28, 2022. Following the consummation of the Business Combination, the Class A ordinary shares and warrants of Perfect are expected to begin trading on the New York Stock Exchange under the symbols “PERF” and “PERF WS,” respectively, on October 31, 2022.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated October 25, 2022.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October  25, 2022

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw
Michael Aw
Chief Executive Officer

[Signature Page to Form 8-K]

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